UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     March 29, 2006 (March 24, 2006)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

(d)  Election of New Directors.

On March 24, 2006 the board of directors of Brown-Forman Corporation (the "Company") elected Sandra Frazier, Martin S. Brown, Jr., and Geo. Garvin Brown IV to become directors of the Company, effective May 8, 2006.

The three new directors are fifth generation members of the Brown family, which controls a majority of the Company's voting stock. They will replace three retiring members of the Company's board of directors, each of whom is a fourth-generation Brown family member: Owsley Brown Frazier, the Company's former vice chairman; Geo. Garvin Brown III; and Ina Brown Bond. None of the newly-appointed directors has, at this time, been appointed to any board committees.

Sandra Frazier is a founding partner of Tandem Public Relations, LLC of Louisville, Ky. She earned a master's degree from Boston University and a bachelor's degree from Hollins College.

Martin S. Brown, Jr. is a partner in the law firm of Adams and Reese, LLP in Nashville, TN. He received his law degree from Vanderbilt University and bachelor's degree from Yale University.

Geo.  Garvin  Brown IV works for  Brown-Forman  and is vice  president  and Jack
Daniel's brand director for Europe, Africa, and Eurasia. He holds master's degrees from the London Business School and the University of British Columbia and a bachelor's degree from McGill University. During 2005, Mr. Brown received a base salary of $131,309 and performance bonuses of $81,833. The Company paid Mr. Brown a net amount of $262,293 during 2005 for certain costs associated with living abroad, including housing costs and a cost of living allowance. His total compensation, including $14,593 in Company-paid group benefits and perquisites, was $490,028. During 2005, Mr. Brown also received stock appreciation rights
(SARs) with respect to 515 shares of the Company's Class B Common Stock, with an exercise price of $59.18. The SARs expire April 30, 2015.

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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   March 29, 2006                     By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President and Assistant
                                                 Corporate Secretary